Exhibit 23.1

Consent of Independent Registered Public Accounting Firm

We consent to the reference to our firm under the caption "Experts" and to the incorporation by reference of our report dated March 30, 2006, in the Registration Statement (Form S-1. No. 333-00000) and related Prospectus of LSB Industries, Inc. dated May 15, 2006.

                                                                                                                            /s/ Ernst & Young LLP

Oklahoma City, Oklahoma
May 11, 2006